SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 3, 2003

BRUSH ENGINEERED MATERIALS INC.
(Exact Name of Registrant as Specified in Charter)

Ohio	001-15885	34-1919973
State or Other Juris-	(Commission	(IRS Employer
Diction of Incorporation)	File Number)	Identification No.)

17876 St. Clair Avenue	Cleveland, Ohio	44110
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 486-4200

Item 9.      Regulation FD Disclosure

     On September 2, 2003, Brush Engineered Materials Inc., an Ohio corporation (the “Company”), updated the “Current Investor Update,” a slide presentation on its website, a copy of which is attached hereto as Exhibit 99.1. This slide presentation shows the Company’s corporate strategy and the financial results through the second quarter of 2003.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUSH ENGINEERED MATERIALS INC.

Date: September 3, 2003	By: /s/ Michael C. Hasychak
Vice President, Secretary and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Current Investor Update